Exhibit 21

SUBSIDIARIES OF VENTAS, INC.

AS OF FEBRUARY 16, 2007

Name	Jurisdiction of Organization or Formation
AL (AP) Holding, LLC	Delaware
AL (HCN) Holding, LLC	Delaware
AL (MT) Holding, LLC	Delaware
Allison Park Nominee, LLC	Delaware
Allison Park Nominee, LP	Delaware
BCC Altoona Realty GP, LLC	Delaware
BCC Altoona Realty, LLC	Delaware
BCC Altoona Realty, LP	Delaware
BCC Berwick Realty GP, LLC	Delaware
BCC Berwick Realty, LLC	Delaware
BCC Berwick Realty, LP	Delaware
BCC Lewistown Realty GP, LLC	Delaware
BCC Lewistown Realty, LLC	Delaware
BCC Lewistown Realty, LP	Delaware
BCC Martinsburg Realty, LLC	Delaware
BCC Medina Realty, LLC	Delaware
BCC Ontario Realty, LLC	Delaware
BCC Reading Realty GP, LLC	Delaware
BCC Reading Realty, LLC	Delaware
BCC Reading Realty, LP	Delaware
BCC Shippensburg Realty, LLC	Delaware
BCC South Beaver Realty, LLC	Delaware
BCC State College Realty GP, LLC	Delaware
BCC State College Realty, LLC	Delaware
BCC State College Realty, LP	Delaware
BCC Washington Township Realty, LLC	Delaware
BLC Issuer II, LLC	Delaware
BLC of California-San Marcos, L.P.	Delaware
BLC of Indiana-OL, L.P.	Delaware
Bloomsburg Nominee, LLC	Delaware
Bloomsburg Nominee, LP	Delaware
Brookdale Holdings, LLC	Delaware
Brookdale Living Communities of Arizona-EM, LLC	Delaware
Brookdale Living Communities of California, LLC	Delaware
Brookdale Living Communities of California-RC, LLC	Delaware
Brookdale Living Communities of California-San Marcos, LLC	Delaware
Brookdale Living Communities of Connecticut, LLC	Delaware
Brookdale Living Communities of Connecticut-WH, LLC	Delaware
Brookdale Living Communities of Florida-CL, LLC	Delaware
Brookdale Living Communities of Illinois-2960, LLC	Delaware
Brookdale Living Communities of Illinois-Hoffman Estates, LLC	Delaware
Brookdale Living Communities of Illinois-HV, LLC	Delaware
Brookdale Living Communities of Illinois-II, LLC	Delaware
Brookdale Living Communities of Indiana-OL, LLC	Delaware
Brookdale Living Communities of Massachusetts-RB, LLC	Delaware
Brookdale Living Communities of Minnesota, LLC	Delaware
Brookdale Living Communities of New Jersey, LLC	Delaware
Brookdale Living Communities of New Mexico-SF, LLC	Delaware
Brookdale Living Communities of New York-GB, LLC	Delaware
Brookdale Living Communities of Washington-PP, LLC	Delaware

Name	Jurisdiction of Organization or Formation
Cabot ALF, L.L.C.	Delaware
Chippewa Nominee, LLC	Delaware
Chippewa Nominee, LP	Delaware
Cleveland ALF, L.L.C.	Delaware
DBF Issuer I, LLC	Ohio
Dillsburg Nominee, LLC	Delaware
Dillsburg Nominee, LP	Delaware
EC Halcyon Realty, LLC	Delaware
EC Hamilton Place Realty, LLC	Delaware
EC Lebanon Realty, LLC	Delaware
EC Timberlin Parc Realty, LLC	Delaware
ElderTrust	Maryland
ElderTrust Operating Limited Partnership	Delaware
ET Belvedere Finance, Inc.	Delaware
ET Belvedere Finance, L.L.C.	Delaware
ET Berkshire, LLC	Delaware
ET Capital Corp.	Delaware
ET DCMH Finance, Inc.	Delaware
ET DCMH Finance, L.L.C.	Delaware
ET GENPAR, L.L.C.	Delaware
ET Heritage Andover Finance, Inc.	Delaware
ET Lehigh, LLC	Delaware
ET Pennsburg Finance, L.L.C.	Delaware
ET POBI Finance, L.L.C.	Delaware
ET POBI Finance, Inc.	Delaware
ET Sanatoga, LLC	Delaware
ET Sub-Belvedere Limited Partnership, L.L.P.	Virginia
ET Sub-Berkshire Limited Partnership	Delaware
ET Sub-Cabot Park, L.L.C.	Delaware
ET Sub-Cleveland Circle, L.L.C.	Delaware
ET Sub-DCMH Limited Partnership, L.L.P.	Virginia
ET Sub-Heritage Andover, L.L.C.	Delaware
ET Sub-Heritage Woods, L.L.C.	Delaware
ET Sub-Highgate, L.P.	Pennsylvania
ET Sub-Lacey I, L.L.C.	Delaware
ET Sub-Lehigh Limited Partnership	Delaware
ET Sub-Lopatcong, L.L.C.	Delaware
ET Sub-Pennsburg Manor Limited Partnership, L.L.P.	Virginia
ET Sub-Phillipsburg I, L.L.C.	Delaware
ET Sub-Pleasant View, L.L.C.	Delaware
ET Sub-POBI Limited Partnership, L.L.P.	Virginia
ET Sub-Rittenhouse Limited Partnership, L.L.P.	Virginia
ET Sub-Riverview Ridge Limited Partnership, L.L.P.	Virginia
ET Sub-Sanatoga Limited Partnership	Delaware
ET Sub-SMOB, L.L.C.	Delaware
ET Sub-Vernon Court, L.L.C.	Delaware
ET Sub-Wayne I, Limited Partnership, L.L.P.	Virginia
ET Sub-Willowbrook Limited Partnership, L.L.P.	Virginia
ET Sub-Woodbridge, L.P.	Pennsylvania
ET Wayne Finance, Inc.	Delaware
ET Wayne Finance, L.L.C.	Delaware
Hendersonville Nominee, LLC	Delaware
Hendersonville Nominee, LP	Delaware
IPC (AP) Holding, LLC	Delaware

Name	Jurisdiction of Organization or Formation
IPC (HCN) Holding, LLC	Delaware
IPC (MT) Holding, LLC	Delaware
Kingsport Nominee, LLC	Delaware
Kingsport Nominee, LP	Delaware
Knoxville Nominee, LLC	Delaware
Knoxville Nominee, LP	Delaware
Lebanon Nominee, LLC	Delaware
Lebanon Nominee, LP	Delaware
Lewisburg Nominee, LLC	Delaware
Lewisburg Nominee, LP	Delaware
Lima Nominee, LLC	Delaware
Lima Nominee, LP	Delaware
Loyalsock Nominee, LLC	Delaware
Loyalsock Nominee, LP	Delaware
NV Broadway MOB, LLC	Delaware
PSLT-ALS Properties Holdings, LLC	Delaware
PSLT-ALS Properties I, LLC	Delaware
PSLT-ALS Properties II, LLC	Delaware
PSLT-BLC Properties Holdings, LLC	Delaware
PSLT GP, LLC	Delaware
PSLT OP, L.P.	Delaware
River Oaks Partners	Illinois
Sagamore Hills Nominee, LLC	Delaware
Sagamore Hills Nominee, LP	Delaware
Saxonburg Nominee, LLC	Delaware
Saxonburg Nominee, LP	Delaware
Shippensburg Realty Holdings, LLC	Delaware
South Beaver Realty Holdings, LLC	Delaware
The Ponds of Pembroke Limited Partnership	Illinois
United Rehab Realty Holding, LLC	Delaware
Ventas Amberleigh, LLC	Delaware
Ventas Bayshore Medical, LLC	Delaware
Ventas Brighton, LLC	Delaware
Ventas Broadway MOB, LLC	Delaware
Ventas Cal Sun LLC	Delaware
Ventas Capital Corporation	Delaware
Ventas Casper Holdings, LLC	Delaware
Ventas Crown Pointe, LLC	Delaware
Ventas Fairwood, LLC	Delaware
Ventas Farmington Hills, LLC	Delaware
Ventas Framingham, LLC	Delaware
Ventas Georgetowne, LLC	Delaware
Ventas Harrison, LLC	Delaware
Ventas Healthcare Properties, Inc.	Delaware
Ventas Kansas City I, LLC	Delaware
Ventas LP Realty, L.L.C.	Delaware
Ventas Management, LLC	Delaware
Ventas Provident, LLC	Delaware
Ventas Realty, Limited Partnership	Delaware
Ventas Regency Medical Park I, LLC	Delaware
Ventas Rose Arbor, LLC	Delaware
Ventas Santa Barbara, LLC	Delaware
Ventas Sun LLC	Delaware
Ventas TRS, LLC	Delaware

Name	Jurisdiction of Organization or Formation
Ventas West Shores, LLC	Delaware
Ventas Whitehall Estates, LLC	Delaware
Vernon ALF, L.L.C.	Delaware
VSCRE Holdings, LLC	Delaware
VTRLTH MAB I, LLC	Delaware
Xenia Nominee, LLC	Delaware
Xenia Nominee, LP	Delaware
2124678 Ontario Inc.	Ontario
2124680 Ontario Inc.	Ontario